EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

WEST PALM DIVISION

IN RE:	}	CASE NUMBER
EMERGE INTERACTIVE, INC.,	}	07-10932-BKC-SHF
}
	}	JUDGE STEVEN H. FRIEDMAN
}
DEBTOR	}	CHAPTER 11

AMENDED

DEBTOR’S MONTHLY OPERATING REPORTS (BUSINESS)

FOR THE PERIOD

FROM March 1, 2007 TO March 31, 2007

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

May 23, 2007	/s/ Jimmy D. Parrish
Date	Attorney for Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:

eMerge Interactive, Inc.	Latham, Shuker, Barker, Eden & Beaudine, LLP
10305 102nd Terrace	PO Box 3353
Sebastian, FL 32958	Orlando, Florida 32802-3353
(772) 581-9700	(407) 481-5800

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources:

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING March 1, 2007 AND ENDING March 31, 2007

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF
Date of Petition:	February 14, 2007

	CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD*	$610,182.29	(a)	$700,323.00	(b)

2. RECEIPTS:
A. Cash Sales	$0.00

Minus: Cash Refunds
Net Cash Sales
B. Accounts Receivable**	18,812.52		37,118.68

C. Other Receipts (See MOR-3)	2,009,732.85		$2,014,536.92

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	$2,028,545.37		$2,051,655.60

4. TOTAL FUNDS AVAILABLE FOR
OPERATIONS (Line 1 + Line 3)	$2,638,727.66		$2,751,978.60

5. DISBURSEMENTS
A. Advertising	$0.00

B. Bank Charges	690.95		736.87

C. Contract Labor	4,967.23		4,967.23

D. Fixed Asset Payments (not incl. in “N”)
E. Insurance	23,651.59		48,602.33

F. Inventory Payments (See Attach. 2)	1,470.12		6,073.12

G. Leases
H. Manufacturing Supplies	6,240.20		6,790.20

I. Office Supplies	256.99		316.70

J. Payroll—Net (See Attachment 5A)	104,212.59		169,684.84

K. Professional Fees (Accounting & Legal)
L. Rent	7,832.67		7,832.67

M. Repairs & Maintenance
N. Secured Creditor Payments (See Attach. 2)	1,590,000.00		1,590,000.00
O. Taxes Paid—Payroll (See Attachment 4C)	14,032.16		14,032.16

P. Taxes Paid—Sales & Use (See Attachment 4C)
Q. Taxes Paid—Other (See Attachment 4C)	275.00		275.00

R. Telephone	8,270.05		12,751.93

S. Travel & Entertainment	16,516.84		23,290.29

Y. U.S. Trustee Quarterly Fees
U. Utilities	5,378.16		10,436.69

V. Vehicle Expenses
W. Other Operating Expenses (See MOR-3)	20,762.99		22,018.45

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	$1,804,557.54		$1,917,808.48

7. ENDING BALANCE (Line 4 Minus Line 6) (c)	$834,170.12	(c)	$834,170.12	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 23rd day of May, 2007	/s/ David C. Warren
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Investment Interest	$2,517.71	$7,321.78

Insurance Refund (Frank Crystal)	$16,704.51	$16,704.51

Lucas De La Garza Settlement (Clay Nettleship)	$2,788.00	$2,788.00

Cobra payment (Comerica)	$1,091.55	$1,091.55

David Smith Restitution payment (198th Judicial Court)	$238.00	$238.00

Note Installment payment (Tom Tippens)	$12,500.00	$12,500.00

Phone Co-op refund (Pioneer)	$10.00	$10.00

Sale of assets (various employees)	$690.00	$690.00

Sale of assets (Xstream Systems)	$3,020.00	$3,020.00

Subscription refund (Dow Jones)	$173.08	$173.08
Sale of CattleLog Assets (Origin Micro Systems, LLC)	$1,600,000.00	$1,600,000.00
Sale of VerifEYE Assets (Chad, Inc.)	$370,000.00	$370,000.00

TOTAL OTHER RECEIPTS	$2,009,732.85	$2,014,536.92

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
ADP—payroll services	$1,585.45	$2,840.91

Allynn’s Cleaning- cleaning services	$1,540.80	$1,540.80

Culligan Water—bottled water	$62.00	$62.00

Mellon Investor Services—investor relations	$1,217.47	$1,217.47

RR Donnelly—investor relations	$1,537.00	$1,537.00

United Parcel Service—shipping	$223.19	$223.19

American Express—card fees	$40.86	$40.86

Atlantic Business—communications	$77.04	$77.04

IBM Corp—software	$234.00	$234.00

Iron Mountain—document storage	$165.00	$165.00

Petty Cash (Pam)—general petty cash	$371.63	$371.63

Nebutel—communications	$900.00	$900.00

Unishippers—shipping	$120.73	$120.73

Bisys Plan Services—401k remittance	$12,687.82	$12,687.82

TOTAL OTHER DISBURSEMENTS	$20,762.99	$22,018.45

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-3

Receipt Register

Document Number	Date	Customer	Amount
4827	1-Mar-07	HIGHLAND FEEDERS, INC.	118.75
4633	1-Mar-07	PRICE, GREG	30.00
3762	2-Mar-07	PERFORMANCE BLENDERS	2,225.00
4695	2-Mar-07	WHITIS, REX	319.60
4807	5-Mar-07	DEEP RIVER CATTLE CO.	3.00
1131	5-Mar-07	GREGORY FEEDLOTS, INC.	70.00
4887	5-Mar-07	NORTHWEST VET CLINIC	1,313.00
4687	5-Mar-07	TATE CATTLE COMPANY	324.00
5039	5-Mar-07	VALENTINE LIVESTOCK AUCTION	883.00
3906	5-Mar-07	WINKELMAN, LARRY	244.65
4075	7-Mar-07	GRASS ROOTS BEEF	7.00
3303	12-Mar-07	MONTANA STATE UNIVERSITY	118.00
4114	13-Mar-07	SCHOENFELDER FARMS	2.00
4851	13-Mar-07	SOUTH TEXAS ANIMAL ID	100.00
3890	13-Mar-07	THOMAS COUNTY FEEDERS	20.00
4047	16-Mar-07	RECKER, TOM	5.00
1131	19-Mar-07	GREGORY FEEDLOTS, INC.	52.50
5052	19-Mar-07	HOLCOMBE RANCH	395.00
4653	19-Mar-07	HUNSICKER, BEN	0.75
4687	19-Mar-07	TATE CATTLE COMPANY	482.00
3848	19-Mar-07	TURNBULL LAND AND LIVESTOCK	458.00
1153	19-Mar-07	WARD FEED YARD, INC.	158.00
4529	20-Mar-07	BRAMAN JR., DH	119.80
3719	20-Mar-07	MAIN STREET FEEDS (TRI-STATE)	13.00
5039	20-Mar-07	VALENTINE LIVESTOCK AUCTION	330.00
3713	23-Mar-07	KILLIAN DAIRY, LLC	300.00
4246	26-Mar-07	FT. PECK COMMUNITY COLLEGE	187.50
4114	26-Mar-07	SCHOENFELDER FARMS	173.00
4816	26-Mar-07	STOCKMAN FEED AND FERTILIZER	562.50
4486	28-Mar-07	HIGH TECH BEEF	8.00
4734	28-Mar-07	LAPLATA VET CLINIC	231.00
1131	1-Mar-07	GREGORY FEEDLOTS, INC.	130.00
3642	2-Mar-07	Hostetler Feed & Farm Supply	30.00
4529	5-Mar-07	BRAMAN JR., DH	39.00
4615	6-Mar-07	FRED POSS FARMS	459.00
3136	7-Mar-07	BEEF MARKETING GROUP	3,250.00
5033	12-Mar-07	BARTLETT, DENNIS	124.00
4734	13-Mar-07	LAPLATA VET CLINIC	194.00
5053	16-Mar-07	PIEPER, MIKE	467.85
1273	19-Mar-07	BARTON COUNTY FEEDYARD	223.00
3668	19-Mar-07	Charles Blount Farms	363.00
4655	20-Mar-07	IL BEEF ASSOCIATION	26.00
4473	20-Mar-07	BIG BARRY’S ELEVATOR	52.00
4671	22-Mar-07	SOLT, SHANIN	320.62
3906	23-Mar-07	WINKELMAN, LARRY	30.00
4083	23-Mar-07	HUDDLE, RANDY	225.00
3136	26-Mar-07	BEEF MARKETING GROUP	3,250.00
3159	28-Mar-07	FREEDOM HILL RANCH	375.00

			18,812.52

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

ACCOUNTS RECEIVABLE AT PETITION DATE:	$42,492.73

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance		$43,444.79	(a)

PLUS: Current Month New Billings		$17,914.24

MINUS: Collection During the Month		$18,812.52	(b)

PLUS/MINUS: Adjustments or Writeoffs	$		*

End of Month Balance		$42,546.51	(c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable) See Note 1

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Gross AR
Note Recvble- Former Officer
Allowance

Net	$14,909.62	$3,597.59	$3,432.36	$20,606.94	$42,546.51 (c)

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)
See Attached Listing

NOTE 1: Accounts Receivable are aged from invoice date NOT due date.

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).

(c)	These two amounts must equal.

MOR-4

Emerge SOB				Report Date: 20-MAR-2007 15:42
Aging - 4 Bucket Report
Order By	:	Customer
Summary Type	:	Invoice Summary
Report Format	:	Detailed
As Of Date	:	31-MAR-2007
Bucket Name	:	EII Standard Aging
Open Credits	:	Summarize
Receipts At Risk:	:	Do Not Show
Currency	:
Type	:		To
Customer Name	:		To
Customer Number	:		To
Balance Due	:		To
Balancing Segment	:		To

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	1
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
3 H CATTLE CO.					3966	CLARENDON	TX
11966	CATT	12-SEP-06		200	103.6	972.02				972.02
					Total:	972.02	0.00	0.00	0.00	972.02
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			972.02
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					972.02

ARENS, GARY					4690	CROFTON	NE
12404	CATT	19-DEC-06		102	100	215.00				215.00
					Total:	215.00	0.00	0.00	0.00	215.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			215.00
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					215.00
Customer Credit Memos:					0.00
Customer Payments:					(34.00)
Customer Balance:					(34.00)

ASHMORE, JIM AND ELSIE					4767	LOGAN	KS
12412	CATT	19-DEC-06		102	100	56.00				56.00
					Total:	56.00	0.00	0.00	0.00	56.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			56.00
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					56.00

ATKINSON LIVESTOCK MARKET					5040	ATKINSON	NE
12644	CATT	27-FEB-07		32	100	100.00				100.00

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	2
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	100.00	0.00	0.00	100.00	0.00

							.00%	.00%	100.00%	.00%
Site Credit Memos:			0.00
Site Balance:			100.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					100.00

BAR DIAMOND RANCH					3709	STOCKTON	KS
12400	CATT	19-DEC-06		102	100	1.00				1.00
12453	CATT	02-JAN-07		88	100	450.00				450.00
12504	CATT	16-JAN-07		74	100	97.00				97.00

					Total:	548.00	0.00	0.00	0.00	548.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			(139.00)
Site Balance:			409.00

Customer Credit Memos:					(139.00)
Customer Payments:					0.00
Customer Balance:					409.00

BARTON COUNTY FEEDYARD					1273	ELLINWOOD	KS
12742	CATT	17-APR-07		-17	100	143.00	143.00

					Total:	143.00	143.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			143.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					143.00

BEEF MARKETING GROUP					3136	GREAT BEND	KS
12740	CATT	17-APR-07		-17	100.00	4,875.00	4,875.00

					Total:	4,875.00	4,875.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			4,875.00

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	3
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					4,875.00

Customer Credit Memos:					0.00
Customer Payments:					(248.95)
Customer Balance:					(248.95)

BELLER CORP					4519	LINDSAY	NE
12335	CATT	05-DEC-06		116	2.8	25.00				25.00

					Total:	25.00	.00%	0.00	0.00	25.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			25.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					25.00

Customer Credit Memos:					0.00
Customer Payments:					(0.30)
Customer Balance:					(0.30)

BIG BARRY’S ELEVATOR					4473	CLARENCE	MO
12639	CATT	27-FEB-07		32	68	34.00			34.00
12754	CATT	17-APR-07		-17	100	174. 00	174. 00

					Total:	208.00	174. 00	0.00	34.00	0.00
							83.65%	.00%	16.35%	.00%
Site Credit Memos:			0.00
Site Balance:			208.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					208.00

BONDS RANCH					3400	SAGINAW	TX
12738	CATT	17-APR-07		-17	100	1,500.00	1,500.00
12739	CATT	17-APR-07		-17	100	237.51	237.51

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	4
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current		1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	1,737.51	1,737.51		0.00	0.00	0.00
							100.00%		.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			1,737.51
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,737.51
BOVITRAX LLC					3669	Uniontown		KS
12748	CATT	17-APR-07		-17	100	431.00	431.00

					Total:	431.00	431.00		0.00	0.00	0.00
							100.00%		.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			431.00
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					431.00
BOW AND ARROW RANCH					3725	VALENTINE		NE
12487	CATT	09-JAN-07		81	100	1.00					1.00

					Total:	1.00	0.00		0.00	0.00	1.00
							.00%		.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			1.00
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1.00
BRAMAN JR., DH					4529	VICTORIA	T	X
12713	CATT	28-MAR-07		3	100.00	153.00			153.00
12755	CATT	17-APR-07		-17	100.00	373.00	373.00

					Total:	526.00	373.00		153.00	0.00	0.00
							70.91%		29.09%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			526.00

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	5
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current		1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					526.00

BRUCE, NORMAN					4909	MASON CITY		IL
12313	CATT	05-DEC-06		116	1.8	2.01					2.01
12577	CATT	06-FEB-07		53	100	12.00				12.00

					Total:	14.01	0.00		0.00	12.00	2.01
							.00%		.00%	85.65%	14.35%
Site Credit Memos:			0.00
Site Balance:			14.01

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					14.01

CENTRAL FEEDERS					1201	LYONS		KS
12756	CATT	17-APR-07		-17	100	4.00	4.00

					Total:	4.00	4.00		0.00	0.00	0.00
							100.00%		.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			4.00

Customer Credit Memos:					0.00
Customer Payments:					(132.00)
Customer Balance:					(128.00)

Customer Credit Memos:					0.00
Customer Payments:					(0.01)
Customer Balance:					(0.01)

COFFEYVILLE FEED AND FARM SUPPLY					4135	COFFEYVILLE		KS
12299	CATT	28-NOV-06		123	100	21.00					21.00
12761	CATT	08-APR-07		-8	100	1,053.00	1,053.00
					Total:	1,074.00	1,053.00		0.00	0.00	21.00
							98.04%		.00%	.00%	1.96%
Site Credit Memos:			0.00
Site Balance:			1,074.00

11

Emerge SOB
Order By:	Customer	Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Balancing Segment:	01	As of 31-MAR-2007	Page:	6

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,074.00

COLLIER FARMS INC					3708	CHICO	TX
12526	CATT	23-JAN-07		67	100	256.98				256.98

					Total:	256.98	0.00	0.00	0.00	256.98
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			256.98

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					256.98

DEER FIELD COLONY					4410	LEWISTOWN	MT
Site Credit Memos:			(1,000.00)
Site Balance:			(1,000.00)

Customer Credit Memos:					(1,000.00)
Customer Payments:					0.00
Customer Balance:					(1,000.00)

Customer Credit Memos:					0.00
Customer Payments:					(134.70)
Customer Balance:					(134.70)

DOUBLE STAR RANCH					4934	COLEMAN	OK
12210	CATT	07-NOV-06		144	0	0.45				0.45

					Total:	0.45	0.00	0.00	0.00	0.45
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			0.45

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					0.45

DRY FORK RANCH					4992	CRAIG	CO
12434	CATT	26-DEC-06		95	100	81.25				81.25

Emerge SOB
Order By:	Customer	Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Balancing Segment:	01	As of 31-MAR-2007	Page:	7

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	81.25	0.00	0.00	0.00	81.25
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			81.25
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					81.25

Dan Kollars					3600	Hartington	NE
12354	CATT	12-DEC-06		109	100	474.54				474.54
12403	CATT	19-DEC-06		102	100	233.00				233.00
12609	CATT	20-FEB-07		39	100	1.00			1.00

					Total:	708.54	0.00	0.00	1.00	707.54
							0.00%	.00%	.14%	99.86%
Site Credit Memos:			0.00
Site Balance:			708.54
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					708.54
Customer Credit Memos:					0.00
Customer Payments:					(58.07)
Customer Balance:					(58.07)

F & F FARMS					4698	ALDEN	KS
Site Credit Memos:			(458.00)
Site Balance:			(458.00)
Customer Credit Memos:					(458.00)
Customer Payments:					0.00
Customer Balance:					(458.00)

FAUST, JERRY					4658	ELGIN	NE
12269	CATT	21-NOV-06		130	10.9	109.00				109.00

					Total:	109.00	0.00	0.00	0.00	109.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			109.00

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	8
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					109.00

FISHER FEED & FARM SUPPLY					3908	HARTVILLE	MO
11882	CATT	22-AUG-06		221	30.1	28.66				28.66
12585	CATT	06-FEB-07		53	100	25.00			25.00

					Total:	53.66	.00	0.00	25.00	28.66
							.00%	.00%	46.59%	53.41%
Site Credit Memos:			0.00
Site Balance:			53.66

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					53.66

FRANK BILLS TRUCKING					4119	SEVERY	KS
12423	CATT	26-DEC-06		95	100	478.00				478.00

					Total:	478.00	0.00	0.00	0.00	478.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			478.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					478.00

FREEDOM HILL RANCH					3159	MT. CARROLL	IL	R. ADOLPH	815 244-8013
12736	CATT	17-APR-07		-17	50	375.00	375.00
12737	CATT	17-APR-07		-17	100	170.00	170.00

					Total:	545.00	545.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			545.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					545.00

FT. PECK COMMUNITY COLLEGE					4246	POPLAR	MT
12295	CATT	28-NOV-06		123	100	218.75				218.75

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	9
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	218.75	0.00	0.00	0.00	218.75
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			218.75

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					218.75

FUNK, WARREN					5037	ATKINSON	NE
12631	CATT	20-FEB-07		39	100	230.00			230.00

					Total:	230.00	0.00	0.00	230.00	0.00
							.00%	.00%	100.00%	.00%
Site Credit Memos:			0.00
Site Balance:			230.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					230.00

Customer Credit Memos:					0.00
Customer Payments:					(14.50)
Customer Balance:					(14.50)

Customer Credit Memos:					0.00
Customer Payments:					(499.00)
Customer Balance:					(499.0)

GRASS ROOTS BEEF					4075	WANETTE	OK
12698	CATT	28-MAR-07		3	100	167.23		167.23
12730	CATT	17-APR-07		-17	100	750.00	750.00
12734	CATT	17-APR-07		-17	100	750.00	750.00
12752	CATT	17-APR-07		-17	100	437.00	437.00

					Total:	2,104.23	1,937.00	167.23	0.00	0.00
							92.05%	7.95%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			2,104.23

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	10
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current		1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2,104.23

Customer Credit Memos:					0.00
Customer Payments:					(93.00)
Customer Balance:					(93.00)

GREGORY FEEDLOTS, INC.					1131	TABOR		IA	D. TROWBRIDGE
11046	CATT	10-JAN-06		445	13.6	28.75					28.75
11075	CATT	17-JAN-06		438	110.5	158.92					158.92
11096	CATT	24-JAN-06		431	110.2	173.57					173.57
11178	CATT	14-FEB-06		410	109.1	193.74					193.74
11413	CATT	11-APR-06		354	106.3	54.50					54.50
12703	CATT	28-MAR-07		3	100	205.00			205.00
12747	CATT	17-APR-07		-17	100	95.00	95.00

					Total:	909.48	95.00		205.00	0.00	609.48
							10.45%		22.54%	.00%	67.01%
Site Credit Memos:			(28.75)
Site Balance:			880.73

Customer Credit Memos:					(28.75)
Customer Payments:					0.00
Customer Balance:					880.73

HARKNESS CATTLE & LAND					4714	SCOTT CITY		KS
12757	CATT	17-APR-07		-17	100	297.00	297.00

					Total:	297.00	297.00		0.00	0.00	0.00
							100.00%		.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			297.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					297.00

Customer Credit Memos:					0.00
Customer Payments:					(955.00)
Customer Balance:					(955.00)

HEINRICHS, BRICE					4701	DESHLER		NE

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	11
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current		1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Site Credit Memos:			(412.50)
Site Balance:			(412.50)

Customer Credit Memos:					(412.50)
Customer Payments:					0.00
Customer Balance:					(412.50)

HENRY FARMS					4441	HOPE HULL		AL
11972	CATT	12-SEP-06		200	103.6	2,201.96					2,201.96
12294	CATT	28-NOV-06		123	102.1	208.03					208.03

					Total:	2,409.99	0.00		0.00	0.00	2,409.99
							.00%		.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			2,409.99

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2,409.99

Customer Credit Memos:					0.00
Customer Payments:					(1.00)
Customer Balance:					(1.00)

HUNSICKER, BEN					4653	HILL CITY		KS
12706	CATT	28-MAR-07		3	100	1.00			1.00

					Total:	1.00	0.00		1.00	0.00	0.00
							.00%		100.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			1.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1.00

IL STATE FAIR					5042	SPRINGFIELD		IL
12670	CATT	13-MAR-07		18	100.00	2,635.00			2,635.00

					Total:	2,635.00	0.00		2,635.00	0.00	0.00
							.00%		100.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			2,635.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 16:42
Order By:	Customer	As of 31-MAR-2007	Page:	12
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2,635.00

Customer Credit Memos:					0.00
Customer Payments:					(108.00)
Customer Balance:					(108.00)

KNIGHT FEEDYARD					2753	Lyons	KS
11164	CATT	15-JAN-06		440	59.6	643.51				643.51
11390	CATT	05-MAR-06		391	108.1	120.10				120.10
11410	CATT	12-MAR-06		384	107.8	296.59				296.59
12743	CATT	17-APR-07		-17	100	1.00	1.00

					Total	1,061.20	1.00	0.00	0.00	1,060.21
							.09%	.00%	.00%	99.91%
Site Credit Memos:			0.00
Site Balance:			1,061.20
Customer Credit Memos:					0.00

Customer Payments:					0.00
Customer Balance:					1,061.20

KRUM, RONALD					5072	MT. CARROLL	IL
12735	CATT	17-APR-07		-17	100	420.50	420.50

					Total	420.50	420.50	0.00	0.00	0.00
							100.00%	0.00%	0.00%	0.00%
Site Credit Memos:			0.00
Site Balance:			420.50
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					420.50

LAPLATA VET CLINIC					4734	LAPLATA	MO
12759	CATT	17-APR-07		-17	100	61.00	61.00

					Total:	61.00	61.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			61.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	12
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					61.00

LAZY A RANCH					3787	LOGAN	KS
Site Credit Memos:			(0.32)
Site Balance:			(0.32)

Customer Credit Memos:					(0.32)
Customer Payments:					0.00
Customer Balance:					(0.32)

LEAVENWORTH COUNTY BEEF PROJECT					3986	EASTON	KS
12733	CATT	17-APR-07		-17	100	357.50	357.50
12750	CATT	17-APR-07		-17	100	75.00	75.00

					Total:	432.50	432.50	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			432.50

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					432.50

Customer Credit Memos:					0.00
Customer Payments:					(37.50)
Customer Balance:					(37.50)

LEMBKE, RYAN					4710	BRIDGEPORT	NE
12093	CATT	17-OCT-06		165	103.6	336.66				336.66

					Total:	336.66	0.00	0.00	0.00	336.66
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			336.66

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					336.66

LEWIS FEEDLOT					1107	KEARNEY	NE
11067	CATT	18-DEC-05		468	100	680.00				680.00
12749	CATT	17-APR-07		-17	100	122.00	122.00

Emerge SOB	Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By: Customer	As of 31-MAR-2007	Page:	14
Balancing Segment: 01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due

					Total:	802.00	122.00	0.00	0.00	680.00
							15.21%	.00%	.00%	84.79%
Site Credit Memos:			0.00
Site Balance:			802.00

Customer Credit Memos:					0.00
Customer Payments:					(325.00)
Customer Balance:					477.00

LONESOME PINE FARM & LIVESTOCK					4953	BUFFALO JUNCTION	VA
12284	CATT	28-NOV-06		123	100	1,540.00				1,540.00

					Total:	1,540.00	0.00	0.00	0.00	1,540.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			1,540.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,540.00

LOUP CITY LIVESTOCK					4589	LOUP CITY	NE
12107	CATT	17-OCT-06		165	103.6	487.79				487.79
12149	CATT	24-OCT-06		158	103.6	108.83				108.83
12619	CATT	20-FEB-07		39	100	90.00			90.00

					Total:	686.62	0.00	0.00	90.00	596.62
							.00%	.00%	13.11%	86.89%
Site Credit Memos:			0.00
Site Balance:			686.62

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					686.62

Customer Credit Memos:					0.00
Customer Payments:					(8.00)
Customer Balance:					(8.00)

Customer Credit Memos:					0.00
Customer Payments:					(425.00)
Customer Balance:					(425.00)

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	15
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Lloyd Belt Farms LLC					3643	Henley	MO
12486	CATT	09-JAN-07		81	100	125.00				125.00

					Total:	125.00	0.00	0.00	0.00	125.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			125.00

Customer Credit Memos:					0.00
Customer Payments:					(125.00)
Customer Balance:					0.00

MAIN STREET FEEDS (TRI-STATE)					3719	AFTON	OK
12063	CATT	03-OCT-06		179	103.6	130.60				130.60

					Total:	130.60	0.00	0.00	0.00	130.60
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			130.60

MAIN STREET FEEDS (TRI-STATE)					3719	MONETT	MO
12584	CATT	06-FEB-07		53	100	96.00			96.00
12705	CATT	28-MAR-07		3	100	253.00		253.00

					Total:	349.00	0.00	253.00	96.00	0.00
							.00%	72.49%	27.51%	.00%

Site Credit Memos:			0.00
Site Balance:			349.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					479.60

MCLANE GARRETT CATTLE CO.					4413	MONTGOMERY	AL
12507	CATT	16-JAN-07		74	100	1,116.00				1,116.00

					Total:	1,116.00	0.00	0.00	0.00	1,116.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			1,116.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,116.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	16
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
MILNER, BOB					4898	CHAMPION	NE
12433	CATT	26-DEC-06		95	100	387.00				387.00
12476	CATT	02-JAN-07		88	100	82.00				82.00

					Total:	469.00	0.00	0.00	0.00	469.00
							.00%	.00%	.00%	100.00%

Site Credit Memos:			0.00
Site Balance:			469.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					469.00

MONAHAN, WAYNE					5038	ATKINSON	NE
12632	CATT	20-FEB-07		39	100	136.00			136.00

					Total:	136.00	0.00	0.00	136.00	0.00
							.00%	.00%	100.00%	.00%

Site Credit Memos:			0.00
Site Balance:			136.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					136.00

MONTANA STATE UNIVERSITY					3303	BOZEMAN	MT
12746	CATT	17-APR-07		-17	100	2,635.00	2,635.00

					Total:	2,635.00	2,635.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			2,635.00

Customer Credit Memos:					0.00
Customer Payments:					(3,703.00)
Customer Balance:					(1,068.00)

MORRIS, JIM & MARGARET					4118	LOGAN	KS
12031	CATT	26-SEP-06		186	35.2	68.40				68.40

					Total:	68.40	0.00	0.00	0.00	68.40
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			68.40

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	17
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Past Due
Customer Credit Memos:					0.00
Customer Payments:					(68.40)
Customer Balance:					0.00

MULL FARMS & FEEDING, INC.					3580	Pawnee Rock	KS
12327	CATT 05-DEC-06			116	100	111.00				111.00

					Total:	111.00	0.00	0.00	0.00	111.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			111.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					111.00

NICHOLS FARMS					3440	BRIDGEWATER	IA
12745	CATT 17-APR-07			-17	100	3.00	3.00

					Total:	3.00	3.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			3.00

NICHOLS FARMS					3440	Lamar	MO
12419	CATT 26-DEC-06			95	100	1.00				1.00

					Total:	1.00	0.00	0.00	0.00	1.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			1.00

NICHOLS FARMS					3440	CLINTON	NC
11976	CATT 12-SEP-06			200	1.5	5.52				5.52

					Total:	5.52	0.00	0.00	0.00	5.52
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			5.52

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					9.52

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	18
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Past Due
NIESLANIK, TED					4891	CARBONDALE	CO
12660	CATT	06-MAR-07		25	100	2.00		2.00

					Total:	2.00	0.00	2.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			2.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2.00

NILHAS, JOHN					4975	ELLIS	KS
12382	CATT	12-DEC-06		109	100	240.00				240.00
12438	CATT	26-DEC-06		95	100	180.00				180.00
					Total:	420.00	0.00	0.00	0.00	420.00

							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			420.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					420.00

NOHAVITZA, CLAY					5015	EL CAMPO	TX
12498	CATT	16-JAN-07		74	100	218.76				218.76
					Total:	218.76	0.00	0.00	0.00	218.76

							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			218.76

Customer Credit Memos:					0.00
Customer Payments”					0.00
Customer Balance:					218.76

NORTHWEST VET CLINIC					4887	PARKSTON	SD
12687	CATT	13-MAR-07		18	100	264.00		264.00
12719	CATT	28-MAR-07		3	100	64.00		64.00
12760	CATT	17-APR-07		-17	100	226.00	226.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	19
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Past Due
					Total:	554.00	226.00	328.00	0.00	0.00
							40.79%	59.21%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			554.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					554.00

OTTER CREEK RANCH					4709	EUREKA	KS
12758	CATT	17-APR-07		-17	100	358.00	358.00
					Total:	358.00	358.00	0.00	0.00	0.00

							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			358.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					358.00

P SPEAR RANCH					3521	REE HEIGHTS	SD	J. POINDEXTER-RUNGE 605 943-5576
12459	CATT	02-JAN-07		88	0	1.25				1.25
					Total:	1.25	0.00	0.00	0.00	1.25

							.00%	.00%	.00%	100.00%
Site Credit Memos:			(7.00)
Site Balance:			(5.75)

Customer Credit Memos:					(7.00)
Customer Payments:					(1.25)
Customer Balance:					(7.00)

PAYNE RANCH					4049	TELEPHONE	TX
12731	CATT	17-APR-07		-17	100	520.00	520.00
12751	CATT	17-APR-07		-17	100	387.50	387.50
					Total:	907.50	907.50	0.00	0.00	0.00

							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			907.50

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	20
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 +Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					907.50

PAYNE, GUY					4949	BEAVER	OK
12255	CATT	21-NOV-06		130	100	323.00				323.00

					Total:	323.00	0.00	0.00	0.00	323.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			323.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					323.00

PILOT GROVE COOP					3732	PILOT GROVE	MO
12658	CATT	06-MAR-07		25	50	46.00		46.00

					Total:	46.00	0.00	46.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			46.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					46.00

PONY EXPRESS VET CLINIC					4327	MARYVILLE	KS
Site Credit Memos:			(5.00)
Site Balance:			(5.00)

Customer Credit Memos:					(5.00)
Customer Payments:					0.00
Customer Balance:					(5.00)

Customer Credit Memos:					0.00
Customer Payments:					(15.00)
Customer Balance:					(15.00)

Customer Credit Memos:					0.00
Customer Payments:					(235.00)
Customer Balance:					(235.00)

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	21
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
RUTLEDGE FARM AND RANCH					4853	EAGLE LAKE	TX
11850	CATT	15-AUG-06	228		105.3	416.30				416.30

					Total:	416.30	0.00	0.00	0.00	416.30
							.00%	.00%	.00%	100.00%

Site Credit Memos:			0.00
Site Balance:			416.30

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					416.30

SCHAEFER FARMS					4619	CHESTER	SD
12318	CATT	05-DEC-06		116	2.1	10.22				10.22

				Total:		10.22	0.00	0.00	0.00	10.22
							.00%	.00%	.00%	100.00%

Site Credit Memos:			0.00
Site Balance:			10.22

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					10.22

SCHEETZ BROTHERS					4972	CLAYTON	KS
12429	CATT	26-DEC-06		95	100	1.00				1.00
12436	CATT	26-DEC-06		95	100	75.75				75.75

				Total:		76.75	0.00	0.00	0.00	76.75

Site Credit Memos:			0.00				.00%	.00%	.00%	100.00%
Site Balance:			76.75

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					76.75

SCHILLING, TOMMY					4548	FOLLETT
12254	CATT	21-NOV-06		130	20.8	25.00	TX			25.00

					Total:	25.00	0.00	0.00	0.00	25.00

Site Credit Memos:			0.00				.00%	.00%	.00%	100.00%
Site Balance:			25.00

Emerge SOB	Aging - 4 Bucket Report	Report Date:	31 MAR 2007 15:42
Order By: Customer	As of 31-MAR-2007	Page:	22
Balancing Segment: 01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current		1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					25.00

Customer Credit Memos:					0.00
Customer Payments:					(0.05)
Customer Balance:					(0.05)

SCHMELZER, ART					4618	DECORAH		IA
12715	CATT	28-MAR-07		3	100	59.00			59.00

					Total:	59.00	0.00		59.00	0.00	0.00
							.00%		100.00%	.00%	.00%

Site Credit Memos:			0.00
Site Balance:			59.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					59.00

SCHNEIDER, ROY					4228	FOLEY		MN
12732	CATT	17-APR-07		-17	100	226.25	226.25

					Total:	226.25	226.25		0.00	0.00	0.00
							100.00%		.00%	.00%	.00%

Site Credit Memos:			0.00
Site Balance:			226.25

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					226.25

SCHOENFELDER FARMS					4114	ROCHESTER		MN
12753	CATT	17-APR-07		-17	100	353.00	353.00

					Total:	353.00	353.00		0.00	0.00	0.00
							100.00%		.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			353.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					353.00

Emerge SOB	Aging - 4 Bucket Report	Report Date:	31 MAR 2007 15:42
Order By: Customer	As of 31-MAR-2007	Page:	23
Balancing Segment: 01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current		1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
SCHROEDER, BRIDGETT					4919	WELLFLEET		NE
12102	CATT	17-OCT-06		165	103.6	253.94					253.94
12106	CATT	17-OCT-06		165	103.6	502.70					502.70
12275	CATT	21-NOV-06		130	102.5	169.21					169.21
12377	CATT	12-DEC-06		109	100	375.00					375.00

					Total:	1,300.85	0.00		0.00	0.00	1,300.85
							.00%		.00%	.00%	100.00%

Site Credit Memos:					0.00
Site Balance:					1,300.85

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,300.85

SCHULZE, BRANDON					4911	NORTON		KS
12413	CATT	19-DEC-06		102	100	135.00					135.00
12431	CATT	26-DEC-06		95	100	1.00					1.00

					Total:	136.00	0.00		0.00	0.00	136.00
							.00%		.00%	.00%	100.00%

Site Credit Memos:			0.00
Site Balance:			136.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					136.00

SEARCY, STEVE					5034	LOMA		CO
12650	CATT	27-FEB-07		32	100	245.00				245.00
12688	CATT	13-MAR-07		18	100	213.00			213.00

					Total:	458.00	0.00		213.00	245.00	0.00
							.00%		46.51%	53.49%	.00%

Site Credit Memos:			0.00
Site Balance:			458.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					458.00

SEEWALD LAND & CATTLE					4922	BRUSH		CO
12257	CATT	21-NOV-06		130	8.8	47.74					47.74

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	24
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	47.74	0.00	0.00	0.00	47.74
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			47.74

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					47.74

SEWARD, GEORGE					4857	YUMA	CO
12225	CATT	07-NOV-06		144	103.2	892.08				892.08
12250	CATT	14-NOV-06		137	102.8	872.59				872.59
12273	CATT	21-NOV-06		130	102.5	71.79				71.79
12306	CATT	28-NOV-06		123	102.2	106.29				106.29
12345	CATT	05-DEC-06		116	101.8	1,044.98				1,044.98
12376	CATT	12-DEC-06		109	100	309.00				309.00
12493	CATT	09-JAN-07		81	100	202.00				202.00

					Total:	3,498.73	0.00	0.00	0.00	3,498.73
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			3,498.73

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					3,498.73

SHIELDS, DARYL					5014	LINDSBURG	KS
12497	CATT	16-JAN-07		74	100	695.00				695.00
12516	CATT	16-JAN-07		74	100	670.00				670.00

					Total:	1,365.00	0.00	0.00	0.00	1,365.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			1,365.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,365.00

SIMMENTALS, DEAN					4440	KAHOKA	MO
12372	CATT	12-DEC-06		109	100	108.00				108.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer	As of 31-MAR-2007	Page:	25
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due

					Total:	108.00	0.00	0.00	0.00	108.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			108.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					108.00

SIX TOES FEED & SEED					4745	HOXIE	KS
12741	CATT	17-APR-07		-17	100	150.00	150.00

					Total:	150.00	150.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			150.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					150.00

SOUTHSIDE STOCK FARM, LTD					4612	ROCKBRIDGE	IL
12573	CATT	06-FEB-06		53	100	432.50			432.50

					Total:	432.50	0.00	0.00	432.50
							.00%	.00%	100.00%	.00%
Site Credit Memos:			0.00
Site Balance:			432.50

Customer Credit Memos:					0.00
Customer Payments:					(432.50)
Customer Balance:					0.00

STEELE LAND & LIVESTOCK					4907	ANITA	IA
12451	CATT	02-JAN-07		88	100	675.00				675.00
12475	CATT	02-JAN-07		88	100	542.50				542.50

					Total:	1,217.50	0.00	0.00	0.00	1,217.50
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			1,217.50

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	26
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,217.50

STEELE LAND AND LIVESTOCK					4886	ANITA	IA
12643	CATT	27-FEB-07		32	100	177.50			177.50

					Total:	177.50	0.00	0.00	177.50	0.00
							.00%	.00%	100.00%	.00%
Site Credit Memos:			0.00
Site Balance:			177.50

Customer Credit Memos:					0.00
Customer Payments:					(15.81)
Customer Balance:					161.69

STOCKMAN SOLUTIONS					3756	Williston	FL
12182	CATT	06-NOV-06		145	100	174.29				174.29
12323	CATT	05-DEC-06		116	101.8	177.38				177.38
12456	CATT	02-JAN-07		88	100	174.16				174.16

					Total:	525.83	0.00	0.00	0.00	525.83
							.00%	.00%	.00%	100.00%
Site Credit Memos:			(170.16)
Site Balance:			355.67

Customer Credit Memos:					(170.16)
Customer Payments:					0.00
Customer Balance:					355.67

STORTENBECKER, GARY AND KATIE					4910	SPRINGVIEW	NE
12073	CATT	03-OCT-06		179	103.6	369.25				369.25

					Total:	369.25	0.00	0.00	0.00	369.25
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			369.25

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					369.25

STRACKE LAND AND CATTLE					5036	ATKINSON	NE
12630	CATT	20-FEB-07		39	100	525.00				525.00

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	27
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	525.00	0.00	0.00	525.00	0.00
							.00%	.00%	100.00%	.00%
Site Credit Memos:			0.00
Site Balance:			525.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					525.00

SWAYNE, BONNIE					3799	DAMAR	KS
12439	CATT	26-DEC-06		95	100	48.00				48.00

					Total:	48.00	0.00	0.00	0.00	48.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			48.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					48.00

TASCOSA FEEDYARD, INC.					1110	BUSHLAND	TX
12606	CATT	20-FEB-07		39	100	347.00			347.00
12635	CATT	27-FEB-07		32	100	76.00			76.00
12663	CATT	06-MAR-07		25	100	1,817.00		1,817.00

					Total:	2,240.00	0.00	1,817.00	423.00	0.00
							.00%	81.12%	18.88%	.00%
Site Credit Memos:			0.00
Site Balance:			2,240.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2,240.00

THOMAS COUNTY FEEDERS					3890	COLBY	KS
12362	CATT	12-DEC-06		109	26.4	55.36				55.36
12701	CATT	28-MAR-07		3	100	15.00		15.00

					Total:	70.36	0.00	15.00	0.00	55.36
							.00%	21.32%	.00%	78.68%
Site Credit Memos:			0.00
Site Balance:			70.36

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	28
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					70.36

TOLL FARMS					5013	LINDSBURG	KS
12665	EII	11-MAR-07		20	100	395.00		395.00

					Total:	395.00	0.00	395.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			395.00

Customer Credit Memos:					0.00
Customer Payments:					(395.00)
Customer Balance:					0.00

Customer Credit Memos:					0.00
Customer Payments:					(14.77)
Customer Balance:					(14.77)

TRIPLE F FARMS					4355	HERMANN	MO
12575	CATT	06-FEB-07		53	67.6	3,010.00			3,010.00

					Total:	3,010.00	0.00	0.00	3,010.00	0.00
							.00%	.00%	100.00%	.00%
Site Credit Memos:			0.00
Site Balance:			3,010.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					3,010.00

Customer Credit Memos:					0.00
Customer Payments:					(458.00)
Customer Balance:					(458.00)

VALENTINE FEED SERVICE					3422	VALENTINE	NE
12597	CATT	20-FEB-07		39	100	600.00			600.00
12714	CATT	28-MAR-07		3	100	13.00		13.00

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	29
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	613.00	0.00	13.00	600.00	0.00
							.00%	2.12%	97.88%	.00%
Site Credit Memos:			0.00
Site Balance:			613.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					613.00

Customer Credit Memos:					0.00
Customer Payments:					(60.00)
Customer Balance:					(60.00)

WARD FEED YARD, INC.					1153	LARNED	KS
12744	CATT	17-APR-07		-17	100	54.00	54.00

					Total:	54.00	54.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Site Credit Memos:			0.00
Site Balance:			54.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					54.00

WERLEIN, SCOTT					4933	MONDOVI	WI
12163	CATT	06-NOV-06		145.2		0.91				0.91

					Total:	0.91	0.00	0.00	0.00	0.91
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			0.91

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					0.91

WHEELIS, MARK					4530	VICTORIA	TX
12247	CATT	14-NOV-06		137	100	7.00				7.00
12343	CATT	05-DEC-06		116	100	160.00				160.00

Emerge SOB		Aging	- 4 Bucket Report	Report Date:	31-MAR-2007 15:42
Order By:	Customer		As of 31-MAR-2007	Page:	30
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	167.00	0.00	0.00	0.00	167.00
							.00%	.00%	.00%	100.00%
Site Credit Memos:			0.00
Site Balance:			167.00

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					167.00

Sum For :						42,546.53	17,614.26	6,302.23	6,137.00	23,311.58
							41.40%	14.81%	14.42%	54.79%

Company Balance:			53,365.07

Total For All Customers:						53,365.07	17,614.26	6,302.23	6,137.00	23,311.58
							33.01%	11.81%	11.50%	43.68%

Total Payments and Credit Memos:					(10,818.54)
Total Customer Balance:					42,546.53

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
Mar-07	Current	ADP	March 23 Payroll	$173

Mar-07	Current	AT&T	Local/long distance phone	3212.93

Mar-07	31	Citicorp Vendor Finance	Copier lease	509.89

Mar-07	Current	Cook, Dennis	Patent legal fees	525

Mar-07	31	ECI Conference Call	Conference call service	330.36

Mar-07	Current	ECI Conference Call	Conference call service	110.49

Mar-07	Current	IBM Corp	Technical support	234

Mar-07	Current	Indian River Utilities	Water utilities	408.44

Mar-07	Current	Mellon Investor Serv	Transfer agent	3303.08

Mar-07	Current	OK Tax Commission	Franchise taxes	220.96

Mar-07	31	PR Newswire	Press releases	660

Mar-07	Current	PR Newswire	Press releases	180

Mar-07	Current	UPS	Shipping services	2

TOTAL AMOUNT				$9,869.78	(b)

☐	Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$—	(a)
PLUS: New Indebtedness Incurred This Month	$9,869.78

MINUS: Amount Paid on Post Petition Accounts Payable This Month	P	aid to TECORE for customer product

PLUS/MINUS: Adjustments		*

Ending Month Balance	$9,869.78	(c)

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/ Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Petition Payments Delinquent

Biegert Family Irrevocable Trust	3/22/07	1,590,000	*	0	0

TOTAL		(	d)

*	Payment in full for secured creditor
(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b,c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF
Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE: *	$137,393.34	*	*(a)

INVENTORY RECONCILIATION:

Inventory Balance at Beginning of Month	$136,264.46

PLUS: Inventory Purchased During Month

MINUS: Inventory Used or Sold	$136,264.46

PLUS/MINUS: Adjustments or Write-downs		*

Inventory on Hand at End of Month	$0.00	*	*

METHOD OF COSTING INVENTORY:	Standard Costs

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 Months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
100.0% *

*	Aging Percentages must equal 100%.
☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:	n/a

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month	$1,135,358.79	(a	)(b)

MINUS: Depreciation Expense	$2,249.34

PLUS: New Purchases	$0.00

PLUS/MINUS: Adjustments or Write-downs	($334,732.06)	*

Ending Monthly Balance	$798,377.39

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
Sale of assets to MicroBeef and Chad. Disposal of other miscellaneous assets no longer used or unable to be sold.

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY—OPERATING ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Operating Account	ACCOUNT NUMBER:	2000031865542

PURPOSE OF ACCOUNT:

Ending Bank Balance per Bank Statement	$123,553.82
Plus Total Amount of Outstanding Deposits	—
Minus Total Amount of Outstanding Checks and other debits	31,745.91	*
Minus Service Charges	690.95
Ending Balance per Check Register	$91,116.96	**(a)

* Debit cards are used by
** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D: ( Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$0.00	Transferred to Payroll Account

$0.00	Transferred to Tax Account

(a)	The total of this line on Attachment 4A, 4B, 4C and 4E plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

WACHOVIA

Commercial Checking

01 2000031865542 031 130 0 43 211,869

00042834 02 AT 0.545 02 3DG 168

EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION
MAIN ACCOUNT
10305 102ND TERRACE
SEBASTIAN FL 329587823

CB

Commercial Checking

3/01/2007 thru 3/30/2007

Account number: 2000031865542
Account owner(s): EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION
MAIN ACCOUNT

Account Summary

Opening balance 3/01	$195,250.21
Deposits and other credits	156,027.66 +
Checks	95,280.53 -
Other withdrawals and service fees	132,443.52 -
Closing balance 3/30	**$123,553.82**

Deposits and Other Credits

Date	*Amount*	*Description*
3/01	278.75	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/02	2,574.60	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/05	2,876.65	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/06	459.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/07	3,257.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/12	242.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/13	316.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/16	472.85	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/19	2,132.25	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/19	100,000.00	AUTOMATED CREDIT FIRST CLEARING CREDIT CO. ID. 9071002014 070319 PPD MISC 0010214478521
3/20	501.80	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/20	12,500.00	DEPOSIT Tippens
3/20	20,861.06	DEPOSIT

Deposits and Other Credits continued on next page.

WACHOVIA BANK, N.A., SMALL BUSINESS BREVARD

page 1 of 12

Commercial Checking

02 2000031865542 031 130 0 43 211,870

VACHOVIA

Deposits and Other Credits *continued*

Date	Amount	Description
3/22	320.62	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/23	525.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/26	730.00	DEPOSIT
3/26	4,173.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/28	614.00	WHOLESALE LOCKBOX DEPOSIT ORLANDO BOX #863495 PM DEPOSIT
3/30	3,193.08	DEPOSIT
Total	$156,027.66	

Checks

Number	Amount	Date posted	Number	Amount	Date posted	Number	Amount	Date posted
818029	59.71	3/01	818052	51.81	3/20	818076	40.86	3/22
818030	149.91	3/08	818053	62.00	3/14	818077	77.04	3/23
818031	100.44	3/06	818054	429.89	3/16	818078	1,386.48	3/27
818032	2,808.70	3/05	818055	150.00	3/21	818080*	278.55	3/27
818033	1,673.18	3/07	818056	95.00	3/19	818081	234.00	3/23
818034	529.42	3/06	818057	1,217.47	3/16	818082	165.00	3/27
818035	4,158.53	3/02	818058	332.02	3/12	818083	872.35	3/29
818036	6,813.30	3/06	818059	802.46	3/27	818084	371.63	3/21
818037	2,728.03	3/06	818060	125.00	3/26	818085	100.00	3/26
818038	1,312.75	3/07	818061	156.99	3/19	818086	172.00	3/26
818039	259.24	3/08	818062	11,301.62	3/20	818088*	174.00	3/27
818040	550.00	3/14	818063	376.00	3/14	818089	62.34	3/28
818041	900.00	3/05	818064	545.47	3/22	818091*	144.29	3/29
818042	16,824.69	3/09	818065	1,084.37	3/19	818092	735.06	3/28
818043	158.32	3/07	818066	278.85	3/16	818093	3,026.21	3/28
818044	288.14	3/05	818067	107.97	3/20	818098*	989.00	3/27
818045	608.56	3/08	818070*	1,076.88	3/20	818099	3,578.61	3/30
818046	2,400.00	3/05	818071	234.47	3/19	818100	876.60	3/28
818048*	3,148.72	3/02	818072	1,412.77	3/21	818101	123.10	3/28
818049	822.77	3/20	818073	7,832.67	3/22	818103*	400.00	3/26
818050	1,540.80	3/15	818074	5,155.83	3/14	Total	$95,280.53	
818051	73.60	3/16	818075	735.06	3/26			

** Indicates a break in check number sequence*

WACHOVIA BANK, N.A., SMALL BUSINESS BREVARD

page 2 of 12

WACHOVIA

Commercial Checking

03 2000031865542 031 130 0 43 211,871

[redacted]

Other Withdrawals and Service Fees

Date	Amount	Description
3/06	68,401.49	FUNDS TRANSFER (ADVICE 070306038635) SENT TO EMERGE INTERACTIV/ BNF=EMERGE INTERACTIVE OBI= RFB=20000173EMERGEIN 03/06/07 01:24PM ET payroll
3/09	690.95	COMMERCIAL SERVICE CHARGES FOR FEBRUARY 2007 fees
3/12	12,687.82	AUTOMATED DEBIT TRUST SERVICES RET PLAN CO. ID. 4450404698 070312 PPD MISC 013427 02282007
3/21	14,032.16	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST Tax
3/21	36,631.10	FUNDS TRANSFER (ADVICE 070321025255) SENT TO EMERGE INTERACTIV/ BNF=EMERGE INTERACTIVE OBI= RFB=20000175EMERGEIN 03/21/07 11:23AM ET payroll
Total	$132,443.52	

Service Fees

Description	Quantity	Amount	Total
Total			$0.00

Average balance	$123,635.25
Minimum balance	$69,008.70

Daily Balance Summary

Dates	Amount	Dates	Amount	Dates	Amount
3/01	195,469.25	3/13	78,220.29	3/23	129,589.85
3/02	190,736.60	3/14	72,076.46	3/26	132,960.79
3/05	187,216.41	3/15	70,535.66	3/27	129,165.30
3/06	109,102.73	3/16	69,008.70	3/28	124,955.99
3/07	109,215.48	3/19	189,570.12	3/29	123,939.35
3/08	108,197.77	3/20	190,071.93	3/30	123,553.82
3/09	90,682.13	3/21	137,474.27		
3/12	77,904.29	3/22	129,375.89		

WACHOVIA BANK, N.A., SMALL BUSINESS BREVARD page 3 of 12

ATTACHMENT 5A

CHECK REGISTER—OPERATING ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Operating DIP

ACCOUNT NUMBER:	2000031865542

PURPOSE OF ACCOUNT:	Company Operations

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
3/8/07	818049	ADP, Inc.	Payroll Services	822.27

3/8/07	818050	Allynn’s Cleaning	Cleaning Services	1,540.80

3/8/07	818051	AMA Techtel Com	Communications	73.60

3/8/07	818052	AT&T	Phone Service	51.81

3/8/07	818053	Culligan Water	Water Service	62.00

3/8/07	818054	Indian River County	Water Service	429.89

3/8/07	818055	Kansas Dept of Revenue	Taxes	150.00

3/8/07	818056	Kentec Communication	Communications	95.00

3/8/07	818057	Mellon Investor Services	Investor Relations	1,217.47

3/8/07	818058	Miller, Norman D.	Employee travel expense	332.02

3/8/07	818059	Niedecken, Timothy	Employee travel expense	802.00

3/8/07	818060	Oklahoma Tax Comm	Taxes	125.00

3/8/07	818061	Pitney Bowes Credit	Mail	156.99

3/8/07	818062	Premium Financing	Liability Insurance	11,301.62

3/8/07	818063	R.R. Donnelly	Investor Relations	376.00

3/8/07	818064	Richardson, Todd	Employee travel expense	545.67

3/8/07	818065	Sensor Technologies	Materials/inventory	1,084.37

3/8/07	818066	Speednet Services	Communications	278.85

3/8/07	818067	United Parcel Svcs	Shipping	107.97

3/8/07	818068	USI Insurance of Florida	D&O Insurance	7.00

3/8/07	818069	Verizon Wireless Svcs	Phone Service	2,019.35

3/8/07	818070	Walter, Shane P.	Employee travel expense	1,076.88

3/8/07	818071	Waste Management, Inc.	Waste collection	234.47

3/8/07	818072	Wellman, Mark	Employee travel expense	1,412.77

3/15/07	818073	Waldo Development	Rent expense	7,832.67

3/15/07	818074	Hyper Microwavesystem	Materials/inventory	5,155.83

3/15/07	818075	Allflex U.S.A.	Materials/inventory	735.06

3/15/07	818076	American Express	Card fees	40.86

3/15/07	818077	Atlantic Business	Communications	77.04

3/15/07	818078	Bellsouth	Phone Service	1,386.48

3/15/07	818079	Colvin, Tim	Employee travel expense	2,750.60

3/15/07	818080	ECI Conference Call	Communications	278.55

3/15/07	818081	IBM Corporation	Software	234.00

3/15/07	818082	Iron Mountain	Document storage	165.00

3/15/07	818083	Niedecken, Timothy	Employee travel expense	872.35

3/15/07	818084	Petty Cash - Pam	General petty cash	371.63

3/15/07	818085	Pitney Bowes Credit	Mail	100.00

3/15/07	818086	R.R. Donnelley	Investor Relations	172.00

3/15/07	818087	Richardson, Todd	Employee travel expense	589.47

3/15/07	818088	Searcy, Steve	Contractor services	174.00

3/15/07	818089	United Parcel Service	Shipping	62.34

3/15/07	818090	Wellman, Mark	Employee travel expense	464.23

3/22/07	818091	ADP, Inc.	Payroll Services	144.29

3/22/07	818092	Allflex U.S.A.	Materials/inventory	735.06

3/22/07	818093	Bellsouth	Phone Service	3,026.21

3/22/07	818094	Colvin, Tim	Employee travel expense	952.09

3/22/07	818095	Drury, Robert	Employee travel expense	1,512.86

3/22/07	818096	Genworth Financial	Medical Insurance	451.06

3/22/07	818097	Niedecken, Timothy	Employee travel expense	2,601.98

3/22/07	818098	R.R. Donnelley	Investor Relations	989.00

3/22/07	818099	United Health Care	Medical Insurance	3,578.61

3/22/07	818100	Walter, Shane	Employee travel expense	876.60

3/22/07	818101	Warren, David	Employee travel expense	123.10

3/22/07	818102	Wellman, Mark	Employee travel expense	885.58

3/23/07	818103	Softweb Creations	Contractor services	400.00

3/31/07	818104	ADP, Inc.	Payroll Services	618.89

3/31/07	818105	Bellsouth	Phone Service	301.94

3/31/07	818106	Florida Power & Light	Electric	4,713.80

3/31/07	818107	Gallagher, Pamela	Employee travel expense	510.50

3/31/07	818108	Nebutel, Inc.	Communications	900.00

3/31/07	818109	Niedecken, Timothy	Employee travel expense	60.97

3/31/07	818110	Richardson, Todd	Employee travel expense	65.00

3/31/07	818111	Unishippers	Shipping	120.73

3/31/07	818112	United Parcel Service	Shipping	52.88

3/31/07	818113	USDA AMS Livestock	Contractor services	3,557.85

3/31/07	818114	USI Insurance of Fl	D&O Insurance	1,500.00

3/31/07	818115	Vessenmeyer, James	Contractor services	835.38

3/31/07	818116	Warren, David	Employee travel expense	82.17

3/31/07	818117	Frank Crystal & Co.	Liability Insurance	6,813.30

3/13/07	580	Bysis Plan Services	401K payment	12,687.82

TOTAL				94,863.58

MOR-8

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY—PAYROLL ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Payroll Account - DIP	ACCOUNT NUMBER:	2000031865568

PURPOSE OF ACCOUNT:	Payroll

Ending Balance per Bank Statement	$13,553.50

Plus Total Amount of Outstanding Deposits	$ 0.00

Minus Total Amount of Outstanding Checks and other debits	$ 0.00*

Minus Service Charges	$ 0.00

Ending Balance per Check Register	$13,553.50

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash:	( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a)	The total of this line on Attachment 4A, 4B, 4C and 4E plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

WACHOVIA

Commercial Checking

01 2000031865568 031 130 0 43 211,855

00042830 01 AT 0.308 01 3DG 168

EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION CB
PAYROLL ACCOUNT
10305 102ND TERRACE
SEBASTIAN FL 329587823

Commercial Checking

3/01/2007 thru 3/30/2007

Account number: 2000031865568

Account owner(s): EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION
PAYROLL ACCOUNT

Account Summary

Opening balance 3/01	$35,817.79	
Deposits and other credits	105,032.59	+
Checks	3,346.93	-
Other withdrawals and service fees	123,949.95	-
Closing balance 3/30	$13,553.50	

Deposits and Other Credits

Date	Amount	Description
3/06	68,401.49	FUNDS TRANSFER (ADVICE 070306038635) RCVD FROM EMERGE INTERACTIV/ ORG=EMERGE INTERACTIVE RFB=20000173EMERGEIN OBI= REF=20000173EMERGEIN 03/06/07 01:24PM ET
3/21	36,631.10	FUNDS TRANSFER (ADVICE 070321025255) RCVD FROM EMERGE INTERACTIV/ ORG=EMERGE INTERACTIVE RFB=20000175EMERGEIN OBI= REF=20000175EMERGEIN 03/21/07 11:23AM ET
Total	$105,032.59	

Checks

Number	Amount	Date posted	Number	Amount	Date posted	Number	Amount	Date posted
17811	2,446.79	3/05	17816	181.29	3/22			
17815*	718.85	3/12	Total	$3,346.93				

*Indicates a break in check number sequence

WACHOVIA BANK, N.A., SMALL BUSINESS BREVARD page 1 of 4

VACHOVIA

Commercial Checking

02 2000031865568 031 130 0 43 211,856

Other Withdrawals and Service Fees

Date	Amount	Description
3/01	19,817.50	AUTOMATED DEBIT ADP TX/FINCL SVC ADP - TAX CO. ID. 1223006057 070301 CCD MISC 07PRD 7541537VV
3/07	47,187.91	AUTOMATED DEBIT PAYROLL CO. ID. 070307 CCD MISC SETTL NCVADPMIA EMERGE IN FL
3/14	20,494.73	FUNDS TRANSFER (ADVICE 070314027782) SENT TO DEUTSCHE BANK TRU/ BNF=ADP OBI= RFB=070314150300 03/14/07 11:29AM ET
3/21	36,449.81	AUTOMATED DEBIT PAYROLL CO. ID. 070321 CCD MISC SETTL NCVADPMIA EMERGE IN FL
Total	$123,949.95	

Daily Balance Summary

Dates	Amount	Dates	Amount	Dates	Amount
3/01	16,000.29	3/07	34,767.08	3/21	13,734.79
3/05	13,553.50	3/12	34,048.23	3/22	13,553.50
3/06	81,954.99	3/14	13,553.50		

WACHOVIA BANK, N.A. , SMALL BUSINESS BREVARD

page 2 of 4

ATTACHMENT 5B

CHECK REGISTER—PAYROLL ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Payroll Account - DIP

ACCOUNT NUMBER:	2000031865568

PURPOSE OF ACCOUNT:	Payroll

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
3/9/2007	100001	AGUILAR JR, GILBERTO	Bi-weekly wages	2,234.25
3/9/2007	100011	COLVIN, TIM R	Bi-weekly wages	2,143.77
3/9/2007	100002	DRURY, ROBERT E	Bi-weekly wages	4,394.76
3/9/2007	100016	ELLIOTT, DANA L	Bi-weekly wages	2,410.52
3/9/2007	100006	ENGELHARDT, NUVAT H E	Bi-weekly wages	2,216.34
3/9/2007	100007	FOX, MARK S	Bi-weekly wages	4,131.51
3/9/2007	100010	GALLAGHER, PAMELA D	Bi-weekly wages	1,197.96
3/9/2007	100017	GAPSCH, AL H	Bi-weekly wages	3,646.46
3/9/2007	17815	HARRISON, RICHARD E	Bi-weekly wages	718.85
3/9/2007	100018	KING, JESS M	Bi-weekly wages	1,313.30
3/9/2007	100003	MILLER, NORMAN D	Bi-weekly wages	1,894.25
3/9/2007	100008	NIEDECKEN, TIMOTHY G	Bi-weekly wages	2,155.70
3/9/2007	100012	RICHARDSON, TODD EDWARD	Bi-weekly wages	1,510.28
3/9/2007	100009	ROBBINS, MARY L	Bi-weekly wages	1,812.71
3/9/2007	100004	SCHEFFLER, LORI ANN	Bi-weekly wages	1,242.08
3/9/2007	100015	VESSENMEYER, JAMES M	Bi-weekly wages	2,567.22
3/9/2007	100013	WALTER, SHANE P	Bi-weekly wages	3,285.04
3/9/2007	100005	WARREN, DAVID C	Bi-weekly wages	6,529.16
3/9/2007	100014	WELLMAN, MARK H	Bi-weekly wages	2,117.60
3/14/2007	Wire	TAXES	Payroll taxes	20,494.73
3/23/2007	120001	AGUILAR JR, GILBERTO	Bi-weekly wages	2,234.24
3/23/2007	120010	COLVIN, TIM R	Bi-weekly wages	1,703.18
3/23/2007	120002	DRURY, ROBERT E	Bi-weekly wages	4,394.74
3/23/2007	120014	ELLIOTT, DANA L	Bi-weekly wages	1,218.61
3/23/2007	120006	FOX, MARK S	Bi-weekly wages	4,131.53
3/23/2007	120009	GALLAGHER, PAMELA D	Bi-weekly wages	1,197.96
3/23/2007	120015	GAPSCH, AL H	Bi-weekly wages	1,906.25
3/23/2007	17816	HARRISON, RICHARD E	Bi-weekly wages	181.29
3/23/2007	120016	KING, JESS M	Bi-weekly wages	1,313.28
3/23/2007	120003	MILLER, NORMAN D	Bi-weekly wages	1,894.24
3/23/2007	120007	NIEDECKEN, TIMOTHY G	Bi-weekly wages	2,625.97
3/23/2007	120011	RICHARDSON, TODD EDWARD	Bi-weekly wages	1,306.40
3/23/2007	120008	ROBBINS, MARY L	Bi-weekly wages	1,291.45
3/23/2007	120004	SCHEFFLER, LORI ANN	Bi-weekly wages	1,242.08
3/23/2007	120012	WALTER, SHANE P	Bi-weekly wages	1,749.17
3/23/2007	120005	WARREN, DAVID C	Bi-weekly wages	6,529.17
3/23/2007	120013	WELLMAN, MARK H	Bi-weekly wages	1,276.54
TOTAL				$104,212.59

MOR-10

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY—TAX ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF
Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island
ACCOUNT NAME:	eMerge Tax Account - DIP	ACCOUNT NUMBER:	2000035911489
PURPOSE OF ACCOUNT:	Payment of taxes

Ending Bank Balance per Bank Statement	$0.00

Plus Total Amount of Outstanding Deposits

Minus Total Amount of Outstanding Checks and other debits

Minus Service Charges

Ending Balance per Check Register	$0.00

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:	( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a)	The total of this line on Attachment 4A, 4B, 4C and 4E plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

WACHOVIA

Commercial Checking

01 2000035911489 031 130 0 43 211,859

00042831 01 AT 0.308 01 3DG 168

EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION CB
TAX ACCOUNT
10305 102ND TERRACE
SEBASTIAN FL 329587823

Commercial Checking

2/26/2007 thru 3/30/2007

Account number: 2000035911489
Account owner(s): EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION
TAX ACCOUNT

Account Summary

Opening balance 2/26	$0.00	
Deposits and other credits	14,049.16	+
Other withdrawals and service fees	14,049.16	-
Closing balance 3/30	**$0.00**	

Deposits and Other Credits

Date	Amount	Description
3/12	17.00	SERVICE FEE REFUND
3/21	14,032.16	ACCOUNT TRANSFER REASON: TRANSFER PER CUSTOMER'S REQUEST
Total	$14,049.16	

Other Withdrawals and Service Fees

Date	Amount	Description
3/09	17.00	COMMERCIAL SERVICE CHARGES FOR FEBRUARY 2007
3/21	14,032.16	FUNDS TRANSFER (ADVICE 070321044348) SENT TO DEUTSCHE BANK TRU/ BNF=ADP OBI= RFB=070321150613 03/21/07 02:35PM ET
Total	$14,049.16	

Service Fees

Description	Quantity	Amount	Total
Total			$0.00

Average balance $2.31
Minimum balance $17.00-

WACHOVIA BANK, N.A., SMALL BUSINESS BREVARD page 1 of 3

WACHOVIA

Commercial Checking

02 2000035911489 031 130 0 43 211,860

Daily Balance Summary

Dates	Amount	Dates	Amount	Dates	Amount
3/09	17.00	3/12	0.00	3/21	0.00

WACHOVIA BANK, N.A. , SMALL BUSINESS BREVARD

page 2 of 3

ATTACHMENT 5C

CHECK REGISTER—TAX ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Tax Account - DIP	ACCOUNT NUMBER:	2000035911489

PURPOSE OF ACCOUNT:	Payment of taxes

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
3/21/2007	Wire	ADP	Payroll Taxes	14032.16

* Additional taxes of $20,494.73 paid from Payroll acct

TOTAL				$14,032.16 (d)

SUMMARY OF TAXES PAID
Payroll Taxes Paid				14,032.16 (a)

Sales * Use Taxes Paid				(b)

Other Taxes Paid				275.00 (c)

TOTAL				14,307.16 (d)

(a)	This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5O)
(b)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5P)
(c)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q)
(d)	These two lines must be equal.

MOR-12

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable Instrument	Face Value	Purchase Price		Date of Purchase	Current
Money Market Fund	$348,999.66	$348,999.66		3/1/2005	$348,999.66

TOTAL					$348,999.66 (a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash In Drawer/Acct.	(Column 3) Amount of Petty Cash on Hand At End of Month		(Column 4) Difference Between (Column 2) and (Column 3)
Locked drawer HR	$500.00	500		$0.00

TOTAL		500	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation.

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)	$349,499.66	(c)

Note: The balance in Petty Cash was inadvertently not reflected in the initial petition filing. This balance will be corrected on our future amended filing.

(c)	The total of this line on Attachment 4A, 4B, 4C and 4E plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

Investment Account

43,340

Page 2 of 4

EMERGE INTERACTIVE DIP CASE
9:07BK-10932-SHF

Sub / Branch	/ Rep	/ Account No.	
020 / F8	/ F81M	/ 2144-7852	**March 1 - March 31, 2007**

Investment Objective/Risk Tolerance: MODERATE GROWTH & INCOME

Cash Activity Summary

	Current Period	Year to Date
Total Cash/Money Market/Sweep Funds on Feb 28:	$0.00	
Deposits	0.00	0.00
Income and Distributions	2,517.71	2,517.71
Securities Sold and Redeemed	100,000.00	100,000.00
Other Additions	100,000.00	100,000.00
Net Additions to Cash	**$202,517.71**	**$202,517.71**
Withdrawals by Check	0.00	0.00
Securities Purchased	- 2,517.71	- 2,517.71
Electronic Funds Transfers	- 200,000.00	- 200,000.00
Net Subtractions from Cash	**- $202,517.71**	**- $202,517.71**
Total Cash/Money Market/Sweep Funds on Mar 31:	$0.00	

Year to date totals in the cash activity summary are based upon activity shown on this and past month's statements. This information is presented for informational purposes and should not be used for tax reporting.

Income Summary

	Current Period	Year to Date
Ordinary Dividends and ST Capital Gains	2,517.71	2,517.71
Total Taxable Income	**$2,517.71**	**$2,517.71**
Total Federally Tax-Exempt Income	**$0.00**	**$0.00**
Total Account Income	**$2,517.71**	**$2,517.71**
Miscellaneous Information		
Gross Proceeds	100,000.00	100,000.00

This is a non-reportable account. This account income will NOT be provided to the IRS at year end, but is being presented to you for informational purposes only.

The above totals may not match the cash activity summary or detailed activity in this statement, due to reclassification activity or other tax corrections. These figures represent your account as of this month end. Remember, you may have certain products that are not included in these figures and whose income is only available on the tax forms sent to you at year end. Reclassifications and other tax reporting requirements may alter these numbers both during and after year end. Rely only on your tax documents for tax reporting information. Contact your tax advisor if you have any questions about the tax consequences of your brokerage activity.

43,341

WACHOVIA SECURITIES

EMERGE INTERACTIVE DIP CASE
9:07BK-10932-SHF

Page 3 of 4

ACCOUNT STATEMENT

Sub / Branch / Rep / Account No.
020 / F8 / F81M / 2144-7852

March 1 - March 31, 2007

Portfolio Assets

Estimated Current Yield on Money Market funds, when available, reflects the current estimated yield for the Interest Period dates displayed. Estimated Annual Income, when available, reflects the estimated amount you would earn on a security if your current position and its related income remained constant for a year. Estimated Annual Yield, when available, reflects the current estimated annual income divided by the current value of the security as of the statement closing date. The information used to derive these estimates is obtained from various outside vendors; FCC is not responsible for incorrect or missing estimated annual income and yields.

Open End Mutual Funds

Estimated annual income and yield refer to dividends and interest income only, and typically do not reflect total return.

Description	Symbol	Quantity	Current Price	Current Market Value	Est. Ann. Income	Est. Ann. Yield (%)
EVERGREEN INSTL MONEY MKT FD INVESTOR CL	EMNXX	348,999 .66000	1.0000	348,999.66	16,402.98	4.70
Total Open End Mutual Funds				$348,999.66	$16,402.98	4.70

Activity Detail

Date	Account Type	Transaction	Quantity	Description	Price	Amount	Cash/Money Market/Sweep Fund Balance
03/01				BEGINNING BALANCE			0.00
03/02	Cash	DIVIDEND		EVERGREEN INSTL MONEY MKT FD INVESTOR CL 022807 449,007.16000 AS OF 2/28/07		2,517.71	
03/02	Cash	REINVEST DIV	2,517.71000	EVERGREEN INSTL MONEY MKT FD INVESTOR CL	1.0000	-2,517.71	0.00
03/09	Cash	SALE	- 100,007.50000	EVERGREEN INSTL MONEY MKT FD INVESTOR CL	1.0000	100,000.00	100,000.00
03/13	Cash	AUTO ACTIVITY		ACH DIRECT DEPOSIT TRACE # 051400540000618		-100,000.00	0.00
03/15	Cash	JOURNAL		ACHREJ CLOSED ACCT 1400540000618 03/13/2007		100,000.00	100,000.00
03/19	Cash	AUTO ACTIVITY		ACH DIRECT DEPOSIT TRACE # 051400540000297		-100,000.00	0.00

ATTACHMENT 4E

MONTHLY SUMMARY OF BANK ACTIVITY—LSBEB ESCROW ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF
Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.

NAME OF BANK:	LSBEB Escrow Account	BRANCH:	Orlando, FL
ACCOUNT NAME:	LSBEB Escrow Account	ACCOUNT NUMBER:
PURPOSE OF ACCOUNT:	Escrow funds received from sale of assets (escrowed with debtor’s attorney)

Beginning Balance	$470,000.00

Minus Total Amount of Payments	$(90,000.00)

Minus Service Charges	$0.00

Ending Balance per Check Register	$380,000.00	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were made:	☐

Date	Amount	Payee	Reason

3/22/2007	$90,000	Biegert Family Trust	Payment of Secured Debt pursuant to sale of assets

(a)	The total of this line on Attachment 4A, 4B, 4C and 4E plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF
Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
NONE

TOTAL

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF
Reporting Period beginning:	March 1, 2007	and ending:	March 31, 2007

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc

Name of Officer or Owner	Title	Payment Description	Amount Paid
David C. Warren	President & CEO	Bi-Weekly Wages	$18,710.40

David C. Warsren	President & CEO	Expenses	$205.27

Robert E. Drury	EVP Corp. Dev.	Bi-Weekly Wages	$11,539.20

Robert E. Drury	EVP Corp. Dev.	Expenses	$1,512.86

Mark S. Fox	EVP Technology	Bi-Weekly Wagess	$11,155.20

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	19

Number hired during the period	0

Number terminated or resigned during period	13

Number of employees on payroll at end of period	6

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For s

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
Frank & Crystal/Travelers	212-504-5810	Y-810-290D8075-TCT-06	Commercial Auto	8/10/2007

Frank & Crystal/Travelers	212-504-5810	Y-660-290D8075-TCT-06	Commercial Property	8/10/2007

Frank & Crystal/Travelers	212-504-5810	YEUB-290D807-5-06	Worker’s Comp	8/10/2007

Frank & Crystal/Gen Star	212-504-5834	BINDER3179175	General Liability	6/20/2007

Frank & Crystal/Gen Star	212-504-5834	IXG397836A	Commercial Umbrella	6/20/2007

Frank & Crystal/Axis Surplus	212-504-5834	EAU720803012005	Comm Excess Gen Liability	6/20/2007

USI	561-999-0232	ELU08809805	Directors & Officers	2/4/2008

United Health Care	1-800-842-3920	383260	Healthcare	12/31/2007

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before

MOR-17